AMENDMENT TO

THIRD AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS AMENDMENT TO THIRD AMENDED AND RESTATED SHAREHOLDERS AGREEMENT is made on July 6, 2006 (the “Amendment”) by and among MEDecision, Inc., a Pennsylvania corporation (the “Company”) and the parties listed on the signature pages hereto (collectively, the “Investors”), and amends that certain Third Amended and Restated Shareholders Agreement (the “Agreement”) among the Company and the Shareholders party thereto (as such term is defined therein) dated January 11, 2002. Except as otherwise set forth herein, capitalized terms not otherwise defined herein have the respective meanings set forth in the Agreement.

BACKGROUND

A. As of the date of this Amendment, the Shareholders consist of: Anne Kavanagh, Britannia Holdings Limited, Cap Gemini Ernst & Young US, LLC, Carl E. Smith, Charlene Weigel, Chris Masso, Commonwealth Venture Partners II, L.P., David R. Bohn, David St. Clair, DWS Investments, GmbH, E. Galey Clarke, Elizabeth Gross Weese Trust (Brian D. Weese, Trustee), Frank Drazka, Grotech Partners V, L.P., Grotech V Maryland Fund, L.P., Harrison Wehner, III, J. Allen Dougherty TTEE UTD 12/22/97 FBO Peter Wetherill, Janney Montgomery Scott LLC, John Torrence, Kevin Gilbert, Leonard Brooks, III, Liberty Ventures I, L.P., Liberty Ventures II, L.P., Mark O’Neill, Martin Magida, Michael Savage, Mitchell T. Levine, Paul and Paula Ambrose, JTWROS, Peter Zurkow, Phillip K. Keating, Samuel D. Weaver, Schnader Harrison Segal & Lewis Retirement Plan, Stephen Todd Walker, Stockwell Fund, LP, Suzie MacCagnan, Terri Moffa Paramito and Albert J. Paramito, JT Ten, The Peregrine Equity Fund, LLP and UBS Warburg LLC.

B. The Agreement may be amended by the written consent of (i) the Company, (ii) Series A Investors holding at least two-thirds of the outstanding shares of Equity Securities then owned by the Series A Investors, (iii) Senior Investors holding at least two-thirds of the outstanding shares of Equity Securities (excluding Forced Conversion Common Stock) then owned by the Senior Investors and (iv) Management Shareholders holding at least a majority of the outstanding Equity Securities then owned by the Management Shareholders.

C. The Company and the Investors desire to amend the Agreement as set forth below.

D. The Investors constitute (i) Series A Investors holding at least two-thirds of the outstanding shares of Equity Securities currently owned by the Series A Investors, (ii) Senior Investors holding at least two-thirds of the outstanding shares of Equity Securities (excluding Forced Conversion Common Stock) currently owned by the Senior Investors, and (iii) Management Shareholders holding at least a majority of the outstanding Equity Securities currently owned by the Management Shareholders.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors, intending to be legally bound hereby, agree as follows:

1. Amendment.

a. The first sentence of the preamble of the Agreement is hereby amended in its entirety to read in its entirety as follows:

“THIS THIRD AMENDED AND RESTATED SHAREHOLDERS AGREEMENT, (this “Agreement”) is entered into as of January 11, 2002, by and among MEDecision, Inc., a Pennsylvania corporation (the “Company”), the persons listed on the signature pages hereto as Series A Investors (the “Series A Investors”), the Management Shareholders (as defined on Exhibit A hereto), the persons listed on the signature pages hereto as the Series B Investors, whether or not a representative of such investor signs this Agreement (the “Series B Investors”), the persons listed on the signature pages hereto as the Series C Investors (the “Series C Investors,” and together with the Series A Investors and the Series B Investors, the “Investor Shareholders”).”

b. Section 2.3(a) of the Agreement is hereby amended in its entirety to read in its entirety as follows:

“(a) declare and pay any cash dividends on any class or series of the Equity Securities (other than the declaration and/or payment of cash dividends in connection with a conversion of Series B Preferred Stock or Series C Preferred Stock during the period beginning on July 6, 2006 and ending on the earlier of (a) March 30, 2007, or (b) the time that the Company applies to the U.S. Securities and Exchange Commission to withdraw a registration statement for the registration of the Company’s Common Stock);”

c. Section 2.3(d) of the Agreement is hereby amended in its entirety to read in its entirety as follows:

“(d) enter into any lease, agreement or transaction outside the Ordinary Course of Business which requires the Company to expend in excess of $250,000 in any twelve month period, other than (i) the declaration and payment of cash dividends in connection with a conversion of the Preferred Stock to Common Stock (whether or not in connection with a QIPO), (ii) in connection with the payment of all fees and expenses incurred by the Company (or which are incurred by third parties for which the Company is responsible for payment ) in connection with, in the preparation of, or in anticipation of, a QIPO, including, without limitation, fees and expenses of accountants, legal counsel, investment bankers, underwriters or other advisors of the Company, or (iii) the entry into a senior loan financing arrangement with Silicon Valley Bank as contemplated by that certain term sheet dated July 3, 2006;”

d. Section 2.3(e) of the Agreement is hereby amended in its entirety to read in its entirety as follows:

“(e) incur, guarantee or otherwise assume (unless assumed in connection with an Approved Transaction) any obligation or any indebtedness for borrowed money in excess of $250,000, other than the entry into a senior loan financing arrangement with Silicon Valley Bank as contemplated by that certain term sheet dated July 3, 2006;”

e. Section 3.4 of the Agreement is hereby supplemented by the addition of a new subsection 3.4.5 which shall read in its entirety as follows:

“Notwithstanding any provision of this Agreement to the contrary, no Shareholder, including each of the Senior Investors, shall exercise any right under subsections 3.4.1, 3.4.2, 3.4.3, or 3.4.4 of this Agreement during the period beginning on July 12, 2006 and ending on the date that is the earlier of (a) March 30, 2007, or (b) the time that the Company applies to the U.S. Securities and Exchange Commission to withdraw a registration statement for the registration of the Common Stock.”

f. The definition of “Management Shareholder” on Exhibit A to the Agreement is hereby amended in its entirety to read in its entirety as follows:

““Management Shareholder” shall mean David St. Clair and his successors.”

2. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of all the successors and assigns, respectively, of each party to the Agreement.

3. Governing Law. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania without regard to conflict of law provisions of the Commonwealth of Pennsylvania or any other jurisdiction.

4. Ratification. Except as expressly waived, amended, modified or supplemented hereby, the Agreement and the respective rights and obligations of each party thereto which are provided therein are hereby ratified and confirmed and shall continue in full force and effect. This Amendment shall not be considered a waiver or amendment of any party’s rights under the Agreement, except as the same are expressly amended or supplemented hereby.

5. Counterparts. This Amendment may be executed in multiple counterparts, whether by facsimile or otherwise, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, this AMENDMENT TO THIRD AMENDED AND RESTATED SHAREHOLDERS AGREEMENT has been duly executed and delivered by each party hereto as of the date first written above.

MEDECISION, INC.
By:	/s/ David St. Clair

Name:	David St. Clair
Title:	Chairman and CEO

LIBERTY VENTURES I, L.P.
By:	Liberty Ventures, Inc.
Its:	General Partner

By:	/s/ Thomas R. Morse

Name:	Thomas R. Morse
Title:	President

LIBERTY VENTURES II, L.P.
By:	Liberty Ventures Partners II, LLC
Its:	General Partner

By:	/s/ Thomas R. Morse

Name:	Thomas R. Morse
Title:	Managing Director

COMMONWEALTH VENTURE PARTNERS II, L.P.
By:	/s/ Thomas R. Morse

Name:	Thomas R. Morse
Title:	General Partner

STOCKWELL FUND, LP
By:	Stockwell Managers, LLC
Its:	General Partner

By:	/s/ Matthew Klinger

Name:	Matthew Klinger
Title:	Vice President

GROTECH PARTNERS V, L.P.
By:	Grotech Capital Group V, L.L.C.
Its:	General Partner

By:	/s/ Frank Adams

Name:	Frank Adams
Title:	Managing Partner

GROTECH MARYLAND FUND L.P.
By:	Grotech Capital Group V, L.L.C.
Its:	General Partner

By:	/s/ Frank Adams

Name:	Frank Adams
Title:	Managing Partner

/s/ David St. Clair

David St. Clair

Additional Investors:

Entity name (if applicable)

By:

Name:

Title: